EQ ADVISORS TRUSTSM

EQ/ClearBridge Select Equity Managed Volatility Portfolio

SUPPLEMENT DATED OCTOBER 25, 2021 TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2021, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus and Prospectus dated May 1, 2021, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

Effective October 25, 2021, the Class K shares of EQ/ClearBridge Select Equity Managed Volatility Portfolio resumed operations.